Supplement dated September 3, 2026

To the Prospectuses Dated:

May 1, 2018	Merrill Lynch Investor Choice AnnuitySM (IRA Series)
May 1, 2014	Merrill Lynch Investor Choice AnnuitySM (IRA Series) (NY)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY
Merrill Lynch Life Variable Annuity Separate Account D

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
ML of New York Variable Annuity Separate Account D

Effective as of November 6, 2026, (the “Closure Date”), the following Portfolio Company will be closed to new and subsequent investments. Effective on or about the close of business on November 20, 2026 (the “Merger Date”), a fund merger will apply as follows:

TRUST NAME	EXISTING SUBACCOUNT & PORTFOLIO NAME	ACQUIRING TRUST	ACQUIRING SUBACCOUNT & PORTFOLIO NAME
Columbia Funds Series Trust	Columbia Large Cap Growth Opportunity Fund Share Class A	Columbia Funds Series Trust I	Columbia Cornerstone Growth Fund Share Class A

Effective as of the Merger Date, based on changes to the underlying fund portfolio, the following investment option will become generally available to Policy Owners:
TRUST	SUBACCOUNT	PORTFOLIO	ADVISOR
Columbia Funds Series Trust I	Columbia Cornerstone Growth Fund Share Class A	Columbia Cornerstone Growth Fund Share Class A	Columbia Management Investment Advisors, LLC
Investment Objective: Columbia Cornerstone Growth Fund (the Fund) seeks long-term capital appreciation.

We have been informed that as of the Merger Date, the Existing Portfolio referenced above will merge into the Acquiring Portfolio.
You may transfer out of the Existing Subaccount prior to the Merger Date to any of the available portfolio companies. For 60 days after the Merger Date, you may transfer any contract value allocated to the Acquiring Subaccount to any another available subaccount. There will be no charge for these transfers, and these transfers will not count against the number of free transfers permitted annually. If you would like to make a transfer, you can do it online after logging into your account in Transamerica.com.

As of the start of business on the Closure Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Closure Date, any subsequent allocations to the Existing Subaccount will be directed to the Money Market Subaccount.
This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Service Center referenced in the Annual Notice.

This Supplement must be accompanied or preceded by the applicable Prospectus.
Please read this Supplement carefully and retain it for future reference.